UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

STERLING CONSTRUCTION COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31993	25-1655321
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

20810 Fernbush Lane Houston, Texas	77073
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 821-9091

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 142-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2012, the Company issued a press release announcing operating results for the first quarter of 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the press release shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act of 1934 or otherwise subject to the liabilities of that section, and such information and exhibit shall not be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934 or under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Amendment of the Sterling Construction Company, Inc. Stock Incentive Plan.  On May 6, 2011, the Board of Directors of the Company adopted an amendment and restatement of the Company's Stock Incentive Plan.  On May 1, 2012, the Board further amended the plan to add a new Section 9.10 to clarify that the Board does not have the authority to re-price options and SAR's granted under the plan without shareholder approval.  The amendment reads as follows:

9.10
Repricing Option and Stock Appreciation Rights.  Notwithstanding any other provision of this Plan, and except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Common Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities, or similar transaction(s)), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or stock appreciation rights; (b) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or (c) cancel outstanding options or stock appreciation rights with an exercise price above the current stock price in exchange for cash or other securities.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Date of Meeting:	May 8, 2012
Type of Meeting:	Annual Meeting of Stockholders

Matters Voted on:	For	Against	Abstain	Broker Non- Votes
Election of Directors. John D. Abernathy	10,310,125	2,769,168	75,315	2,184,052
Richard O. Schaum	10,342,026	2,737,267	75,315	2,184,052
Milton L. Scott	10,348,616	2,730,677	75,315	2,184,052
David R. A. Steadman	11,327,841	1,815,580	11,187	2,184,052
Approval of an Amendment and Restatement of the Company's Stock Incentive Plan.	12,742,170	372,824	9,414	2,214,252
Ratification of the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for 2011.	15,181,730	132,573	24,357	-0-
Approval of Named Executive Officer Compensation (an advisory vote)	12,969,764	119,223	65,621	2,184,052

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1#*	The Sterling Construction Company, Inc. Stock Incentive Plan adopted May 6, 2011 as amended May 1, 2012 (filed herewith).
99.1	Press release, dated May 9, 2012 (furnished herewith)

#  Management contract or compensatory plan or arrangement.
*  Filed herewith.

* * * * *

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2012	Sterling Construction Company, Inc.

/s/ Roger M. Barzun
Roger M. Barzun

Exhibit Index

Exhibit Number	Description
10.1#*	The Sterling Construction Company, Inc. Stock Incentive Plan adopted May 6, 2011 as amended May 1, 2012 (filed herewith).
99.1	Press release, dated May 9, 2012 (furnished herewith)

#  Management contract or compensatory plan or arrangement.
*  Filed herewith.